Exhibit 99.1

                                                Seligman New Technologies Fund I
                                                                   Symbol: XSTFX

                                             Fund Fact Sheet as of June 30, 2003
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Fund Objective

The Fund seeks long-term capital appreciation by exploring opportunities and investing in companies that will bring us tomorrow's technologies, including private companies typically not available to the general public.

Inception Date: July 27, 1999

Net Asset Value Per Share as of 6/30/03: $4.58

Average Annual Returns*

                                                       Without         With
                                                     Sales Charge   Sales Charge

1 Year                                                 (33.53)%          --
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3 Year                                                 (49.93)           --
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Since Inception                                        (30.75)        (31.29)%
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Market Overview

A number of factors lead us to believe the bear market is nearing its end, including a sustained low interest rate/low inflation environment, greater access to capital, a pick up in the IPO market, an improving high-yield market, and the effects of significant monetary and fiscal stimulus. In the public technology sector, we've seen the percentage of pre-announced negative earnings surprises decline, which leads us to believe that earnings have been strengthening, and we're seeing increased merger and acquisition activity. IT spending is slowly returning as back-burnered projects are being revived and new projects considered again. We remain cautious, however, due to the lack of a single broad-based thematic or product driver. Without a clear driver, we believe the next technology spending cycle will be characterized by smaller projects that deliver relatively rapid return-on-investment and/or add value to existing systems. We expect private company performance to lag public securities in the near-term. In our experience, the pace of recovery for big technology vendors and small technology vendors often differs. The large, established companies, with their greater market and economic exposure, have a better current outlook. The outlook for small, privately held technology companies, which is dependent on the IPO market and the perceptions of tech buyers, will not likely improve until the public markets show sustained growth and corporate IT buyers are more confident about the longer-term prospects of their privately held technology vendors.

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*     For the periods ended 6/30/03. Past performance is no guarantee of future results. Return figures assume the reinvestment of all dividends and distributions. Since inception returns are calculated without and with the effect of the initial 3% maximum sales charge. The sales charge applies only to shares sold at the inception of the Fund. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. In addition, an investment in the Fund involves investment risks, including the possible loss of principal.

As of 6/30/03, the Fund has approximately 68% of net assets invested in securities of venture capital companies. As a result, and because of uncertain market conditions, the Manager is carefully monitoring the Fund's ongoing liquidity needs. Liquidity is required for, among other things, quarterly repurchases and follow-on investments. While the Manager believes that the Fund has sufficient liquidity to meet its needs in the current year, the Manager is considering various alternatives to meet or reduce those needs.

The Fund is closed to new investment. The Fund currently has no assets available for new venture capital investments. The Fund is a closed-end fund and shareholders are not able to redeem their shares on a daily basis. For more information about the limited liquidity available, please see the offering prospectus. This material is not an offer, or a solicitation of an offer, to purchase any securities or other financial instruments, and may not be so construed.

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Composition of Net Assets

   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Venture Capital                        67.9%
Public Companies                       28.8%
Short-Term Holdings/
  Other Assets Less Liabilities         3.3%

Top Public Holdings

Represents 11.9% of net assets

Synopsys
Software
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Symantec
Software
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Microsoft
Software
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Lexmark International
Computers and Peripherals
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Amdocs
IT Services
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SunGard Data Systems
IT Services
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BMC Software
Software
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Laboratory Corporation of America Holdings
Health Care
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Computer Associates International
Software
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Autodesk
Software
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Top Public Industries

                                                           Percent of Net Assets
Software                                                           11.9%
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IT Services                                                         3.5
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Health Care                                                         3.1
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Computers and Peripherals                                           2.8
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Communications Equipment                                            1.6
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Venture Capital Industries

                                                           Percent of Net Assets
Digital Enabling Technologies                                       8.3%
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Internet Business-to-Consumer                                       5.5
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Wireless                                                            3.6
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Enterprise Business Infrastructure                                  2.3
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Broadband and Fiber Optics                                          1.1
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Other                                                              47.0
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Top Venture Capital Holdings

Represents 59.5% of net assets

GMP Companies
Other
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Gateway Learning
Internet Business-to-Consumer
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LifeMasters Supported SelfCare
Digital Enabling Technologies
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iBiquity Digital
Wireless
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Edison Venture Fund IV
Other
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Walden VC II
Other
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The Petroleum Place
Enterprise Business Infrastructure
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InnoCal II
Other
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Homegain.com
Internet Business-to-Consumer
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Access Data
Digital Enabling Technologies
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      The Fund is actively managed and its holdings are subject to change.

The views and opinions expressed are those of J. & W. Seligman & Co. Incorporated, are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

The Fund invests primarily in the stock of technology companies, including private companies typically not available to the general public. This venture capital investing is highly speculative. Additionally, technology stocks may be subject to increased government regulation and offer limited liquidity. Investments concentrated in one economic sector, such as technology, may be subject to greater price fluctuations than a portfolio of diversified investments. The stocks of smaller companies may be subject to above-average market price fluctuations. Please consult the Fund's prospectus for more information about risk.

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EQNTF8 6/03                               Distributed by Seligman Advisors, Inc.